Titan Financial Services Fund
                 a series of Professionally Managed Portfolios

                         Supplement dated July 27, 2001
                      to Prospectus dated August 28, 2000

The Fund's investment adviser, Titan Financial Services, LLC ("Titan"), has entered into a definitive agreement to be acquired by Turner Investment Partners, Inc. ("Turner"). As a result of this agreement, it is proposed that the Fund will be combined with the Turner Future Financial Services Fund in a tax-free reorganization to occur later this year. Shareholders will be asked to approve the reorganization transaction at a special meeting, which is expected to be held in the near future.

In connection with these developments, at a telephone meeting held on June 13, 2001, the Board of Trustees unanimously approved a new investment advisory agreement ("New Agreement") between the Fund and Turner, which took effect June 18, 2001, whereby Turner assumed the responsibilities of investment adviser to the Fund immediately, replacing Titan and the Fund's current Sub-Advisor, Harris Bretall Sullivan & Smith. Turner will also act as the Fund's Distribution Coordinator. The Board confirmed Turner's appointments to these positions in person at a meeting held on June 20, 2001. The Board held a special meeting on July 17, 2001 and approved the reorganization of the Fund into the Turner Future Financial Services Fund and submission of these matters to shareholders.

In approving the New Agreement, the Board determined that the scope and quality of services to be provided by Turner under the New Agreement will be at least equivalent to the scope and quality of services provided by Titan and the Sub-Advisor under the previous agreements. The New Agreement contains substantially the same terms and conditions as the former advisory agreement. The compensation to be paid to Turner is the same as was paid to the Advisor and Sub-Advisor under the former advisory agreement. Until a shareholder meeting to consider approval of the New Agreement and reorganization is held, advisory fees payable to Turner will be paid into an interest-bearing escrow account with the Fund's custodian bank, and will be paid to Turner after shareholders have approved the New Agreement and reorganization.

Turner is a registered investment adviser located in Berwyn, Pennsylvania and as of June 30, 2001 had approximately $10 billion in assets under management. The Fund will be managed by Chris Perry, CFA, and Frank Sustersic, CFA, who are the portfolio managers for the Turner Future Financial Services Fund. Mr. Perry is a Senior Portfolio Manager who joined Turner in 1998. Prior to 1998 he was a Research Analyst with Pennsylvania Merchant Group. He has 11 years of investment experience. Mr. Sustersic is a Senior Portfolio Manager who joined Turner in 1994. Prior to 1994, he was an Investment Officer and Fund Manager with First Fidelity Bank Corporation. Mr. Sustersic has 12 years of investment experience. Both Messrs. Perry and Sustersic are also portfolio managers for certain other investment companies managed by Turner.